                                                           POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Catherine L. Hughes and Jerry C. Jones, or either of them, signing singly, as her true and lawful attorneys-in-fact, for such period of time that the undersigned is required to file reports pursuant to Rule 144 of the Securities Act of 1933 ("Securities Act") due to her affiliation with Acxiom Corporation, to:

     (1)      execute for and on behalf of the undersigned Form 144 in accordance with Rule 144 of the Securities Act and the rules thereunder;

     (2)      do and perform any and all acts for and on behalf of the undersigned which may be necessary to complete the execution of any such Form 144 and the timely filing of such form  with the United States Securities and
              Securities Commission and any other authority as required by law; and

     (3)      take any other action of any type whatsoever in connection  with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of or legally required by the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this
              Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in their discretion.

The undersigned hereby grants to such attorneys-in-fact full power and authority to do every act requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned could do if personally present, with full power of substitution, hereby ratifying and confirming all that such attorneys-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Rule 144 of the Securities Act.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 31st day of May, 2001.

                                                                   /s/ Cindy K. Childers
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                                                              Signature

                                                              Cindy K. Childers
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